UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  July 10, 2006

Sandy Spring Bancorp, Inc.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:

Maryland

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

17801 Georgia Avenue Olney, MD 20832

(Address and zip code of principal executive offices)

301-774-6400

(Registrant's telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01	REGULATION FD DISCLOSURE

Effective July 10, 2006, Frank L. Bentz, III, former Executive Vice President and Chief Information Officer of Sandy Spring Bancorp, Inc. and Sandy Spring Bank, has resigned his position and accepted the position of Senior Vice President, Information Security Officer of Sandy Spring Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Sandy Spring Bancorp, Inc.

By:	/s/ Philip J. Mantua

Name:	Philip J. Mantua
Title:	EVP, Chief Financial Officer
Date:	Tuesday, July 11, 2006